                                                                       10(e)(ii)


                                SECOND AMENDMENT
                               TO CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "AMENDMENT"), dated as of February 25, 2002, is made by and among Big Lots Stores, Inc., an Ohio corporation (formerly known as Consolidated Stores Corporation) (the "BORROWER"), each of the Guarantors (as defined in the Credit Agreement defined below), the Banks (as defined in the Credit Agreement defined below), National City Bank in its capacity as administrative agent for the Banks under the Credit Agreement (the "ADMINISTRATIVE AGENT") and as Lead Arranger and a Managing Agent, Fleet National Bank, as Syndication Agent and a Managing Agent, PNC Bank, National Association and First Union National Bank, as Documentation Agents and Managing Agents, and Bank of America, N.A., The Bank of New York, and U.S. Bank National Association (formerly known as Firstar Bank, N.A.), as Managing Agents.

                              W I T N E S S E T H:

         WHEREAS, the parties hereto are parties to that Credit Agreement, dated as of May 8, 2001, as amended by that First Amendment to Credit Agreement, dated as of October 20, 2001 (as so amended, the "CREDIT AGREEMENT"), and desire to amend certain terms thereof as set forth herein;

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth and incorporating the above-defined terms herein and intending to be legally bound hereby, the parties hereto agree as follows:

1. Defined Terms; References. Terms not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Credit Agreement. Each reference to "hereof," "hereunder," "herein," "hereby," and similar references contained in the Credit Agreement, and each reference to "this Agreement" and similar references contained in the Credit Agreement, shall refer to the Credit Agreement as and to the extent amended hereby.

2. Amendment of Credit Agreement.

         A.       New Definitions; Modified Definitions.

                  (I) Section 1.1 [Certain Definitions] of the Credit Agreement is hereby amended to add the following definitions in the appropriate alphabetical order:

                           "Accounts" means all now owned or hereafter acquired or arising accounts, as defined in the UCC, of any Loan Party, including any rights to payment for the sale or lease of goods or rendition of services, whether or not they have been earned by performance, together with all products and proceeds of any of the foregoing.

                           "Borrowing Base" shall mean: (a) that amount which equals 1.35 times that dollar amount set forth as "Projected Cash Needs" in a Certificate of Cash Needs of the Loan Parties provided to the Administrative Agent and the Banks no later than 5:00 p.m. (Columbus time), February 25, 2002, until such time as an inventory appraisal acceptable to Administrative Agent has been delivered to Administrative Agent (and after allowing a sufficient time for its review thereof) and the Banks; provided, however, that if such appraisal has not been received by Administrative Agent on or before May 28, 2002, through no fault of Borrower, and upon the written request of Borrower to Administrative Agent and the Banks, the Administrative Agent and Borrower shall negotiate in good faith to determine an amount (the "Interim Borrowing

         Base") which, utilizing the methods set forth herein for calculating the Borrowing Base, is a reasonable approximation of the Borrowing Base based on information then available (which information shall be then contemporaneously shared with the Banks and Borrower), including any preliminary information (to the extent acceptable to Administrative Agent in its sole discretion) developed to such date by the Person conducting the appraisal described in this definition; and, Administrative Agent shall inform the Banks of the amount determined to be the Interim Borrowing Base whereupon, unless the Required Banks object to such amount in writing to Administrative Agent and Borrower within five (5) Business Days, the Interim Borrowing Base (and any additional Interim Borrowing Base(s) determined in a manner consistent with the procedures hereof (including the procedure allowing for objection by the Required Banks thereto)) shall be the Borrowing Base, until such time as an acceptable appraisal has been delivered to and reviewed by Administrative Agent in accordance with the preceding terms of this definition; and (b) at all times after the receipt and review of an inventory appraisal acceptable to Administrative Agent, that positive amount which results from the subtraction of the Indebtedness outstanding under the Senior Note Purchase Agreement from seventy percent (70%) of the product of the Net Recovery Percentage for Eligible Inventory multiplied by the Value of such Eligible Inventory, and subject to such reasonable adjustments as Administrative Agent in its sole discretion may elect.

                           "Borrowing Base Certificate" shall mean a written certificate executed by the Borrower on behalf of the Loan Parties setting forth the then current value of the Borrowing Base in form, scope, and detail satisfactory to the Administrative Agent in its sole discretion.

                           "Collateral" means all Accounts, Inventory, and General Intangibles of each Loan Party.

                           "Eligible Inventory" shall mean Inventory located in the United States (or in transit to the United States, but solely as to which the seller thereof has been paid or otherwise satisfied in accordance with applicable terms and either a Bank or Loan Party has in its possession the documents of title thereto or a Loan Party has become the owner thereof) of any of the Loan Parties that constitutes finished goods held or to be held for sale by a Loan Party in the ordinary course of its business at the time of determination and that:
         (a) is owned by a Loan Party and with respect to which such Loan Party has good and marketable title; (b) is not, in the Administrative Agent's reasonable opinion, obsolete or unmerchantable; (c) if not in transit, is located at premises owned or leased by such Loan Party or on premises otherwise reasonably acceptable to the Administrative Agent; (d) is subject to the first priority perfected security interest of the Administrative Agent for the benefit of the Banks and itself (subject only to the pari passu Liens of the noteholders under the Senior Note Purchase Agreement); (e) is not work-in-process, spare parts, packaging or shipping materials, supplies, bill-and-hold Inventory, returned or defective Inventory, or Inventory delivered on consignment; and (f) the Administrative Agent, in the exercise of its reasonable discretion, deems eligible based on such material collateral and credit criteria as the Administrative Agent may from time to time establish, provided, however, that the Administrative Agent shall give the Borrower at least ten (10) days' written notice prior to establishing such additional criteria and the reason(s) therefor. There shall in any event be excluded from Eligible Inventory any goods returned by a customer of a Loan Party that are determined by such Loan Party or the Administrative Agent to be unsalable in the ordinary course of business or held for return to vendors. If any Inventory at any time ceases to be Eligible Inventory, such Inventory shall promptly be excluded from the calculation of the Borrowing Base.

                           "General Intangibles" means all now owned or hereafter acquired or arising general intangibles, as defined in the UCC, of any Loan Party, together with all products and proceeds of any of the foregoing.

                           "Inventory" shall mean all now owned or hereafter acquired inventory (as defined in the UCC), goods, merchandise, and other personal property of any Loan Party, wherever located, held for sale or lease or which are or might be furnished under any contract of service, all raw materials, work in process, finished goods (including embedded software), returned goods, and materials and supplies of any kind, nature or description which are or might be used or consumed in the business of any Loan Party or used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, such merchandise or such other personal property, and all documents of title or other documents representing them, together with all products and proceeds of any of the foregoing.

                           "Net Recovery Percentage" shall mean the fraction, expressed as a percentage, (a) the numerator of which is an amount equal to the lowest amount of recovery in respect of the Inventory at any time on an orderly liquidation value basis as set forth in the most recent acceptable appraisal of Inventory received by Administrative Agent, and (b) the denominator of which is the original cost of the aggregate amount of such Inventory subject to such appraisal; notwithstanding anything to the contrary contained herein, the Net Recovery Percentage shall be determined in the same manner, and shall be consistent with, the most recent appraisal acceptable to Administrative Agent of the inventory prior to the date of calculation.

                           "Security Agreement" means the Security Agreement with respect to the Collateral dated on or about the date hereof between the Loan Parties and Administrative Agent for the benefit of Administrative Agent and the Banks or an agreement among the same parties, together with the noteholders under the Senior Note Purchase Agreement, granting a security interest in the Collateral and including intercreditor and collateral agency provisions.

                           "UCC" means the Uniform Commercial Code, as in effect from time to time, of the State of Ohio or of any other state the laws of which are required as a result thereof to be applied in connection with the issue of perfection of security interests; provided, that to the extent that the UCC is used to define any term herein or in any other documents and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern.

                           "Value" shall mean, as determined by Administrative Agent in good faith, with respect to Inventory, cost computed on an average cost basis in accordance with GAAP (and consistent with the current practices of the Loan Parties) and excluding any portion of the cost to a Loan Party equal to the profit earned by any Affiliate of a Loan Party on the sale thereof to such Loan Party; notwithstanding anything to the contrary contained herein, the cost of the Inventory shall be computed in the same manner and consistent with the most recent appraisal, acceptable to Administrative Agent, of the Inventory prior to the date of determination.

                  (II) The existing definition set forth in the Credit Agreement of each of the following defined terms is hereby amended and restated in its entirety as follows:

                           "Consolidated Income Adjustment" shall mean the adjustment(s) listed below to be made to any computation of Consolidated Net Income for the corresponding quarter listed below in the amount specified next to such quarter; provided, however, that the adjustment corresponding to the quarter ending on or about February 2, 2002, shall apply only when the Company publicly reports an adjustment for such quarter (and solely to the extent of such reported adjustment, but in no event in an amount that exceeds the amount set forth below for such quarter) (the "ADJUSTMENT") and such Adjustment shall be deemed modified (without any further action) to equal the amount of such Adjustment as and when reflected in the Form 10-K to be filed by the Company with the Securities Exchange Commission with respect to the fiscal year of Company ending on or about February 2, 2002, up to an amount not in excess of the amount of the Adjustment set forth below plus 5% thereof. For the avoidance of doubt, if the Adjustment as reflected in the Form 10-K filed by the Company with the Securities Exchange Commission with respect to the fiscal year of Company ending on or about February 2, 2002, is less than the amount therefor set forth below, the amount set forth below shall thereupon be reduced to reflect such lesser amount.


QUARTER ENDING ON OR ABOUT
  DATE SPECIFIED BELOW:                                       ADJUSTMENT:
--------------------------                                    -----------
    February 2, 2002                                          $83,400,000


                           "Debt Rating" shall mean the rating of Big Lots, Inc., an Ohio corporation (formerly Consolidated Stores Corporation, a Delaware corporation), parent of the Borrower, as a corporate issuer by each of Standard & Poor's or Moody's.

                           "Loan Documents" shall mean this Agreement, the Administrative Agent's Letter, the Guaranty Agreement, the Security Agreement, the Intercompany Subordination Agreement, the Notes, the Intercreditor Agreement, any Letter of Credit Applications, and any other instruments, certificates, letters, or documents delivered or contemplated to be delivered hereunder or thereunder or in connection herewith or therewith, as the same may be supplemented or amended from time to time in accordance herewith or therewith, and Loan Document shall mean any of the Loan Documents.

                  (III) The following defined terms in Section 1.1 [Certain Definitions] of the Credit Agreement are hereby modified as follows:

                           (a) The last sentence of the definition of "Applicable Margin" is hereby amended and restated in its entirety as follows:

                           The Applicable Margin shall be computed in accordance with the parameters set forth on Schedule 1.1(A); provided, however, that the Debt Rating in effect shall be deemed to be at Level V through the last day of Borrower's second fiscal quarter of fiscal year 2002 (such fiscal year ending on or about January 31, 2003) unless the actual Debt Rating is at Level VI on such Schedule in which event the actual Debt Rating shall control.

                           (b) The last sentence of the definition of "Applicable Revolving Credit Facility Fee Rate" is hereby amended and restated in its entirety as follows:

                           The Applicable Revolving Credit Facility Fee Rate shall be computed in accordance with the parameters set forth on Schedule 1.1(A); provided, however, that the Debt Rating in effect shall be deemed to be at Level V through the last day of Borrower's second fiscal quarter of fiscal year 2002 (such fiscal year ending on or about January 31, 2003) unless the actual Debt Rating is at Level VI on such Schedule in which event the actual Debt Rating shall control.

                           (c) The last sentence of the definition of "Applicable 364-Day Loan Facility Fee Rate" is hereby amended and restated in its entirety as follows:

                           The Applicable 364-Day Loan Facility Fee Rate shall be computed in accordance with the parameters set forth on Schedule 1.1(A); provided, however, that the Debt Rating in effect shall be deemed to be at Level V through the last day of Borrower's second fiscal quarter of fiscal year 2002 (such fiscal year ending on or about January 31, 2003) unless the actual Debt Rating is at Level VI on such Schedule in which event the actual Debt Rating shall control.

                           (d) Clause (ix) of the definition of "Permitted Liens" in the Credit Agreement is hereby designated Clause (xi) and the following Clauses (ix) and (x) are added to such definition:

                           (ix) Liens on the Collateral in favor of the noteholders under the Senior Note Purchase Agreement securing a principal amount of indebtedness under the Senior Note Purchase Agreement not at any time in excess of $204,000,000, together with interest, costs, make-whole amounts, and expenses thereunder, which Liens shall be of no greater priority than those of the Administrative Agent for the benefit of the Banks and itself;

                           (x) Liens on the Collateral in favor of the Administrative Agent for the benefit of the Banks and itself securing the Obligations, and

         B.       Borrowing Base and Miscellaneous Matters.

                  (I) The Credit Agreement is hereby amended to add the following Section 2.12:

                           2.12     Maximum Aggregate Facility Usage.

                                    Notwithstanding any term or condition of
                  this Agreement to the contrary, in no event shall:

                                    (i) the Aggregate Facility Usage at any time
                  exceed the lesser of the (a) sum of the Revolving Credit Commitments and the 364-Day Commitments or (b) the Borrowing Base; or

                                    (ii) Borrower request any Loan or Letter of
                  Credit which after giving effect thereto would cause the Aggregate Facility Usage to exceed the lesser of (a) the sum of the Revolving Credit Commitments and the 364-Day Commitments or (b) the Borrowing Base.

                                    At any time that the Aggregate Facility
                  Usage exceeds the Borrowing Base set forth on the most recent Borrowing Base Certificate delivered to Administrative Agent pursuant to Section 7.3.9, Borrower shall within one (1) Business Day prepay to the Administrative Agent for the pro rata benefit of the Banks a principal amount of the Loans outstanding equal to such excess, together with all interest, fees, loss, costs, and expenses (including any which arise under Section 4.6.2) related thereto; provided that, if the prepayment of Loans would be insufficient to eliminate such excess amount, the Borrower shall within such time, and in addition to the prepayment required above, deposit in a non-interest bearing account (provided that with the consent of the Administrative Agent, such consent not to be unreasonably withheld, such account may be an interest bearing account) with the Administrative Agent, an amount which is sufficient to eliminate such excess and which shall be held as cash collateral for Borrower's Obligations in respect of Letters of Credit Outstanding; and the Borrower hereby pledges to the Administrative Agent and the Banks, and grants to the Administrative Agent and the Banks a security interest in, all such cash and the related deposit account as security for such Obligations. From time to time and upon request of the Borrower, the Administrative Agent shall return to the Borrower any portion of the amount held in such cash collateral account which is no longer required to satisfy the foregoing.

                  (II) The Credit Agreement is hereby amended to add the following Section 7.3.9 and Section 7.3.10:

                           7.3.9    Monthly Borrowing Base Certificate.

                                    On or before the twentieth (20th) day of
                  each month (i) a Borrowing Base Certificate as of the last day of the prior month, and (ii) such further certificates, reports, agings, documents, and information as Administrative Agent may reasonably require.

                           7.3.10   Monthly Financial Statements.

                                    As soon as available and in any event within
                  thirty (30) calendar days after the end of each of each month, financial statements of the Company, consisting of a consolidated balance sheet as of the end of such month and related consolidated statements of income, stockholders' equity and cash flows for the month then ended and the fiscal year through that date, all in reasonable detail and certified (subject to normal year-end audit adjustments and any applicable quarter-end adjustments reflected in the statements provided pursuant to Section 7.3.1) by the Chief Executive Officer, President or Chief Financial Officer of the Borrower as having been prepared in accordance with GAAP, consistently applied, and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year.

                  (III) The following clause is hereby deleted from the first sentence of Section 7.1.6:

                           , no more than twice per year (unless an Event of Default has occurred and is continuing),

                  (IV) Schedule 1.1(A) to this Amendment hereby amends and restates in its entirety Schedule 1.1(A) of the Credit Agreement.

         C. Non-Equal Assignments of Revolving Credit Commitments and 364-Day Commitments.

                  Clause (3) of Section 10.11(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  (3) any Bank which assigns any portion of its Commitment shall be permitted to assign differing percentages of its Revolving Credit Commitment and 364-Day Loan Commitment which it is assigning.

         D.       Permitted Indebtedness to Noteholders.

                  Schedule 7.2.1 to this Amendment hereby amends and restates in its entirety Schedule 7.2.1 of the Credit Agreement, and the Banks hereby consent to the increase in the effective interest rate on, and the provision of security for, the Senior Notes as reflected on Schedule 7.2.1.

3. Effectiveness of Amendment, Conditions Precedent. This Amendment shall become effective on the date (i) that the Administrative Agent shall have received from each of Borrower, the Loan Parties, and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to Administrative Agent) that such party has signed a counterpart hereof, and (ii) that each of the following conditions precedent has been satisfied:

                  (a) The Borrower shall have paid to the Administrative Agent and each of the Banks all fees, costs, expenses, and disbursements which are due and payable to the Administrative Agent and the Banks in connection with this Amendment (and which are known to Borrower by way of invoice, fee letter, or other writing);

                  (b) The Administrative Agent shall have received for the benefit of the Banks and the Administrative Agent a first perfected security interest in all of the Borrower's and each Guarantor's Collateral, as such term is defined for purposes of the Credit Agreement at Section 2.A.(I) hereof (the "COLLATERAL"), subject to no other Liens other than Permitted Liens. The Borrower and the Guarantors shall have executed and delivered to the Administrative Agent for the benefit of itself and the Banks one or more security agreements in form and substance satisfactory to Administrative Agent and shall have done (and shall continue to do after the effectiveness hereof) all such other things necessary in the reasonable opinion of Administrative Agent and its counsel to provide a first perfected security interest in the Collateral, including fully cooperating with the Administrative Agent in connection with the creation and perfection of the foregoing security interests, and the Borrower and the Guarantors hereby authorize (i) the execution and filing of all financing statements by Administrative Agent on behalf of the Banks and Administrative Agent, without the execution thereof by any of Borrower or any Guarantor, naming the Loan Parties as "debtors,", and (ii) the exercise of "control," as such term is defined in Article 9 of the UCC(as such term is defined for purposes of the Credit Agreement at Section 2.A.(I) hereof), over the Collateral in order to fully perfect the security interests therein. The implementation of the foregoing shall be in addition to and not in lieu of any other rights and remedies provided to the Administrative Agent and the Banks with respect to the Collateral;

                  (c) Each of the Guarantors shall have consented to this Amendment and evidenced its consent hereto and reaffirmed its obligations set forth in the Guaranty Agreement, Intercompany Subordination Agreement, and each other Loan Document given by it.

In the event that any of the foregoing has not been accomplished prior to the time at which Borrower publicly announces its earnings for fiscal year 2001, this Amendment shall be void and of no force or effect and the Administrative Agent and the Banks shall have no obligations hereunder and this Amendment, automatically, without notice or demand of any kind whatsoever, shall be void and of no force or effect whatsoever.

4. Continued Effectiveness of Amendment, Conditions Subsequent. This Amendment shall no longer be effective and shall be void and of no force or effect, and it shall be an Event of Default under Section 8.1.3 of the Credit Agreement, if any one of the following shall not occur at the time set forth therefor (and Borrower and each Guarantor acknowledges and agrees that any such Event of Default would be a material Event of Default):

                  (a) The Borrower shall have provided to the Administrative Agent and the Banks, no later than forty-five (45) days from the date hereof, that actuarial report recently prepared for Borrower by Deloitte & Touche regarding insurance coverage of the Loan Parties and the sufficiency and costs thereof.

                  (b) Within thirty (30) days of the date hereof, the parties to the Senior Note Purchase Agreement shall have entered into a waiver or amendment to the Senior Note Purchase Agreement, satisfactory in form and substance to the Administrative Agent, having substantially the same effect on the Senior Note Purchase Agreement and on the rights and remedies of the noteholders thereunder as this Amendment has on the Credit Agreement and the rights and remedies of the Administrative Agent and the Banks under the Credit Agreement; and, for such thirty (30) day period and provided that any holder or holders of more than 50% in principal amount of the Series 2001-A Notes (as such term is defined in the Senior Note Purchase Agreement) have not declared such notes to be due and payable, the failure of such noteholders to enter into such waiver or amendment of the Senior Note Purchase Agreement shall not in and of itself be a Potential Default or Event of Default under the Credit Agreement.

                  (c) Within thirty (30) days of the date hereof, the noteholders under the Senior Note Purchase Agreement shall have entered into a collateral agency, sharing and security agreement (or into separate agreements of similar effect) with the Administrative Agent for the benefit of the Banks and the Administrative Agent (and in form and substance satisfactory to the Administrative Agent and the Required Banks) whereby, inter alia, the priority of the Liens of such noteholders on the Collateral shall be pari passu (i.e., of equal priority) with the Liens on the Collateral of the Administrative Agent for the benefit of the Banks and itself.

                  (d) The Administrative Agent shall have received no later than sixty (60) days (subject to extension by the Administrative Agent in its reasonable judgment based on the availability of Inventory Appraisers and Field Examiners) from the date hereof (i) an appraisal of the value of the inventory of the Loan Parties, in form and substance satisfactory to Administrative Agent (and setting forth, inter alia, the liquidation value of such inventory) conducted by an independent inventory appraiser retained by Administrative Agent or its counsel after consultation with Borrower ("INVENTORY APPRAISER"), and (ii) an independent field audit of the assets and operations of the Loan Parties, in form and substance satisfactory to Administrative Agent, conducted by an independent field examiner retained by Administrative Agent or its counsel after consultation with Borrower ("FIELD EXAMINER"). The Borrower and each Guarantor shall fully cooperate with the Inventory Appraiser and Field Examiner in all respects. The Borrower unconditionally agrees to pay or reimburse and hold the Administrative Agent, its counsel, and the Banks harmless against all expenses, disbursements, and claims for payment of fees and expenses of the Inventory Appraiser and Field Auditor, which fees and expenses shall be reimbursable expenses in accordance with Sections 9.5 and 10.3 of the Credit Agreement. The Administrative Agent shall provide copies of such inventory appraisal and field audit to the Banks promptly upon receipt.

                  (e) At all times, the Administrative Agent for the benefit of itself and the Banks shall have a perfected security interest in the Collateral subject to no Liens other than Permitted Liens.

                  (f) Within twenty (20) days of the date hereof, the Borrower and the Guarantors shall each have furnished to the Administrative Agent for the benefit of the Banks and itself a certified copy of the resolutions adopted by its board of directors or governing body authorizing the Borrower and the Guarantors, as the case may be, to execute, deliver, and perform their respective obligations under this Amendment, and a certificate of the incumbency of the officers authorized to execute and deliver the Amendment and the other Loan Documents relating hereto on behalf of the Borrower and the Guarantors, together with the true signature of such officers, and together with certified articles or certificates of incorporation and bylaws or codes of regulations.

                  (g) Within twenty (20) days of the date hereof, the Borrower and the Guarantors shall have furnished to the Administrative Agent and the Banks the written opinion of counsel to the Borrower and the Guarantors upon which the Administrative Agent and the Banks may rely and which shall be in form and substance satisfactory to the Administrative Agent and contain the following opinions:

                           (i) the Borrower and the Guarantors are duly organized and validly existing under the Laws of the jurisdictions under which they are organized and are in good standing under such Laws and under the Laws of those additional jurisdictions in which the conduct of their business would make such Laws applicable;

                           (ii) the Borrower and the Guarantors and their officers have the power and authority to execute, deliver, and perform this Amendment and the Loan Documents related thereto and have taken all necessary action to authorize the execution, delivery, and performance of this Amendment and such Loan Documents;

                           (iii) this Amendment and the security agreement(s) relating to the Collateral have been duly executed and delivered on behalf of the Borrower and the Guarantors and constitute valid, enforceable, and binding obligations of the Borrower and the Guarantors in accordance with their respective terms and do not violate any Law or the Senior Note Purchase Agreement, and the Administrative Agent on behalf of itself and the Banks have a valid and perfected security interest in the Collateral; and

                           (iv) to the knowledge of such counsel there is no action, suit, or proceeding pending, or to the knowledge of such counsel threatened against the Borrower or the Guarantors, in any court or before or by any governmental instrumentality, whether federal, state, county or municipal, except as set forth on an exhibit annexed to the opinion letter.

                  (h) At any time, the Borrower and the Guarantors shall agree to permit the Administrative Agent or its counsel to retain financial consultants and other professionals to assist in evaluating the financial condition of the Loan Parties, and each of the Borrower and each Guarantor shall fully cooperate with the financial consultants and other professionals engaged by Administrative Agent or its counsel in connection with the review by such professionals of the financial statements and operations of the Loan Parties. The Borrower shall unconditionally agree to pay and reimburse and hold the Administrative Agent and its counsel harmless against all expenses, disbursements, and claims of for payment of fees and expenses of such financial consultants and other professionals, which fees and expenses shall be reimbursable expenses in accordance with Sections 9.5 and 10.3 of the Credit Agreement.

                  (i) Borrower agrees that the Administrative Agent shall have the right periodically (subject to (i) the reasonable exercise thereof upon ten (10) days prior written notice to the Borrower or, (ii) upon the occurrence of an Event of Default or Potential Default, the Administrative Agent's sole discretion) to: (i) retain an Inventory Appraiser to conduct an appraisal of the value of the inventory of the Loan Parties, in form and substance satisfactory to Administrative Agent and (ii) retain a Field Examiner to conduct an independent field audit of the assets and operations of the Loan Parties, in form and substance satisfactory to Administrative Agent.

                  (j) Borrower shall execute and deliver, or cause to be executed and delivered to the Administrative Agent such documents and agreements, and shall take or cause to be taken such actions, as the Administrative Agent may, from time to time reasonably request to carry out the terms and conditions of this Amendment and the other Loan Documents.

5. Representations and Warranties. Each of the Loan Parties hereby represents and warrants to the Banks, after giving effect to this Amendment, as follows:

                  A. The representations and warranties of the Loan Parties contained in the Credit Agreement and the other Loan Documents, are true and correct on and as of the date hereof with the same force and effect as though made by the Loan Parties on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date; and

                  B. Each of the Loan Parties is in compliance with all terms, conditions, provisions, and covenants contained in the Credit Agreement and the other Loan Documents and the execution, delivery, and performance of this Amendment and the other Loan Documents related hereto has been duly authorized by all necessary corporate action, requires no governmental approval, and will neither contravene, conflict with, nor result in the breach of any law, charter, articles, or certificate of incorporation, bylaws, code of regulations, or agreement governing or binding upon such Loan Party or any of its property; and, no Event of Default or Potential Default after giving effect hereto has occurred and is continuing or would result from the making of this Amendment.

6. Amendment. The Credit Agreement and other Loan Documents referred to herein and certain of the exhibits and schedules thereto are hereby amended in accordance with the terms hereof and any reference to the Credit Agreement or other Loan Documents in any document, instrument, or agreement shall hereafter mean and include the Credit Agreement or such Loan Document, including such schedules and exhibits, as amended hereby. In the event of irreconcilable inconsistency between the terms or provisions hereof and the terms or provisions of the Credit Agreement or such Loan Document, including such schedules and exhibits, the terms and provisions hereof shall control.

7. Force and Effect. Each of the Loan Parties reconfirms, restates, and ratifies the Credit Agreement and all other documents executed in connection therewith except to the extent any such documents are expressly modified by this Amendment and each of the Loan Parties confirms that all such documents have remained in full force and effect since the date of their execution.

8. Governing Law. This Amendment shall be deemed to be a contract under the laws of the State of Ohio and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of Ohio without regard to its conflict of laws principles.

9. Counterparts; Telecopy. This Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of executed signature pages by facsimile transmission will constitute effective and binding execution and delivery.

10. This Amendment Included in Loan Documents. The Borrower and the Guarantors acknowledge and agree that this Amendment and each other document, instrument, and agreement referred to herein are Loan Documents as such term is used in the Credit Agreement.

11. Release; No Discharge. As additional consideration for the Administrative Agent's and the Banks' entering into this Amendment, the Borrower and the Guarantors each hereby fully and unconditionally release and forever discharge the Administrative Agent and the Banks, their agents, employers, directors, officers, attorneys, branches, affiliates, subsidiaries, successors, and assigns and all persons, firms, corporations, and organizations acting on any of their behalves (the "RELEASED PARTIES") of and from any and all claims, liabilities, demands, obligations, damages, losses, actions, and causes of action whatsoever which the Borrower or any of the Guarantors may now have or claim to have against the Administrative Agent or any Bank or any other Released Parties as of the date hereof, whether presently known or unknown and of any nature and extent whatsoever, including, without limitation, on account of or in any way affecting, concerning or arising out of or founded upon this Amendment or the other Loan Documents, including but not limited to all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings between the parties up to and including the date hereof, including but not limited to, the administration or enforcement of the Loans, the Notes, the Obligations, this Amendment, the Credit Agreement, or any other Loan Documents. The obligations of the Borrower and the Guarantors under the Loan Documents and this Amendment shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, discharged, or in any way affected by any one or more:

                  (a) exercise or nonexercise of any right, remedy, power or privilege under or in respect of this Amendment, any other Loan Document, any document relating to or evidencing any of the Administrative Agent's or Banks' Liens or applicable Law, including, without limitation, any waiver, consent, modification, amendment, release, impairment, extension, indulgence, or other action or inaction in respect thereof; or

                  (b) other act or thing or omission or delay to do any other act or thing which could operate to or as a discharge of the Borrower or any Guarantor as a matter of law, other than payment in full of all Obligations, including but not limited to all obligations under the Loan Documents and this Amendment.

12. Termination. Notwithstanding anything contained herein to the contrary, in the event that this Amendment shall be or become void or of no force or effect (whether by the terms hereof, by written agreement of the parties hereto, or otherwise), all provisions hereof pertaining to indemnification, reimbursement, Collateral, financial consultants, waiver of defenses, waiver of jury trial, limitation of liability, and the like (including without limitation Sections 11, 12, 13, 16, 17, 19, 20, 22-25, 26 and 27) shall survive any such termination.

13. Construction. This Amendment shall not be construed more strictly against the Administrative Agent or any Bank merely by virtue of the fact that this Amendment may have been or has been prepared by the Administrative Agent, the Banks, or their counsel, it being recognized that the Borrower and the Guarantors have contributed substantially and materially to the preparation of this Amendment. The Borrower and the Guarantors acknowledge and waive any claim contesting the existence and the adequacy of the consideration given by any of the other parties hereto for entering into this Amendment. All of the Collateral shall remain in all respects subject to the Lien of the applicable security agreement(s), and nothing herein contained and nothing done pursuant hereto shall affect the Lien of any such Loan Document or the priority thereof. Nothing in this Amendment shall be intended or construed to hold the Administrative Agent or any Bank liable or responsible for any expenses, disbursements, liability, action, inaction, or obligation of any kind or nature whatsoever of the Borrower or any of the Guarantors.

14. Entire Agreement. The Borrower and the Guarantors each acknowledge that there are no other agreements, representations, either or oral or written, expressed or implied, not embodied in this Amendment and the other Loan Documents, which, together, represent a complete integration of all prior and contemporaneous agreements and understandings of the Borrower, the Guarantors, the Administrative Agent, and the Banks.

15. Time is of the Essence. Time shall be of the strictest essence in the performance of each and every one of the Borrower's and the Guarantors' obligations hereunder and under the Loan Documents, including without limitation, the obligations to make payments to the Administrative Agent, to furnish information to the Administrative Agent and the Banks, and to comply with all reporting requirements.

16. No Waiver of Rights Under Loan Documents. Any negotiation heretofore or hereafter and any action undertaken pursuant to this Amendment or any other Loan Document shall not, constitute a waiver or amendment of the Administrative Agent's or any Bank's rights or remedies under the Loan Documents or this Amendment or prejudice the Administrative Agent's or any Bank's rights under the Loan Documents or this Amendment except to the extent specifically set forth herein. No party shall be bound by any oral agreement, and no rights or liabilities, either expressed or implied, shall arise on the part of any party, or any third party, until and unless the agreement on any given issue has been reduced to a written agreement executed in accordance with the provisions of Section 10.1 of the Credit Agreement. Furthermore, the parties agree that this Amendment may be amended, replaced, or supplemented only by a written agreement executed in accordance with the provisions of Section 10.1 of the Credit Agreement.

17. Joint and Several Liability; Voluntary Agreement; Indemnity.

                  (a) The Borrower and the Guarantors each acknowledge and agree that they are jointly and severally liable under this Amendment. The Borrower and the Guarantors represent and warrant that each of them is represented by legal counsel of their choice and that their counsel has had the opportunity to review this Amendment, that each of them is fully aware of the terms contained herein and that each of them has voluntarily and without coercion or duress of any kind or nature whatsoever entered into this Amendment. The provisions of this Amendment shall survive the execution and delivery of this Amendment.

                  (b) In addition to and not by way of limitation of Sections 9.5 and 10.3 of the Credit Agreement, the Borrower and the Guarantors agree, jointly and severally, to indemnify the Administrative Agent and the Banks (each an "INDEMNITEE") and hold each of the Administrative Agent and Banks harmless in respect of any and all claims, liabilities, damages, and expenses (including, without limitation attorneys' fees and expenses) asserted by any Person whatsoever or incurred by the Administrative Agent or any Bank arising in connection with the Loan Documents or this Amendment, except that no such indemnification shall be owing to an Indemnitee to the extent of that Indemnitee's gross negligence or willful misconduct. This indemnity agreement shall survive the termination of this Amendment and the Loan Documents and the consummation of the transactions contemplated hereby.

18. Counterparts. This Amendment may be executed in one or more counterparts and by facsimile, each of which shall constitute an original and all of which taken together shall constitute one Amendment. Each party executing this Amendment represents that such party has the full authority and legal power to do so.

19. No Waiver of Remedies. The Administrative Agent and each Bank expressly reserves any and all rights and remedies available to it under this Amendment, the other Loan Documents, any other agreement or at law or in equity or otherwise. No failure to exercise, or delay by the Administrative Agent or any Bank in exercising, any right, power, or privilege hereunder or under this Amendment or any other Loan Document shall preclude any other or further exercise thereof, or the exercise of any other right, power, or privilege. The rights and remedies provided in this Amendment and the other Loan Documents are cumulative and not exhaustive of each other or of any right or remedy provided by law or equity or otherwise. No notice to or demand upon the Borrower or any of the Guarantors in any instance shall, in itself, entitle the Borrower or any of the Guarantors to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of the Administrative Agent or any Bank to any other or further action in any circumstance without notice or demand.

20. No Third Party Beneficiaries. By execution of this Amendment, the Administrative Agent and the Banks do not intend to assume and are not hereby assuming any obligation to any third party. No third party shall be or shall be deemed a beneficiary of this Amendment.

21. Governing Law and Binding Effect. This Amendment shall be deemed to be a contract under the Laws of the State of Ohio for all purposes shall be governed by and construed and enforced in accordance with the Laws of the State of Ohio, without regard to its conflict of laws principles. This Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Guarantors, the Administrative Agent, the Banks, and their respective successors and assigns; provided, however, that none of the Borrower or any Guarantor may assign any of its rights or duties hereunder without the prior written consent of the Administrative Agent and the Banks.

22. LIMITATION ON DAMAGES. NEITHER THE ADMINISTRATIVE AGENT NOR ANY BANK NOR ANY AGENT OR ATTORNEY FOR OR OF THE ADMINISTRATIVE AGENT OR ANY BANK SHALL BE LIABLE TO THE BORROWER OR ANY OF THE GUARANTORS FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL, OR PUNITIVE DAMAGES ARISING FROM ANY BREACH OF CONTRACT, TORT, OR OTHER WRONG RELATING TO THE ESTABLISHMENT, ADMINISTRATION, OR COLLECTION OF THE OBLIGATIONS (AS DEFINED IN THIS AGREEMENT) OR THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE ACTION OR INACTION OF THE ADMINISTRATIVE AGENT, ANY BANK, THE BORROWER, OR ANY GUARANTOR UNDER THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR OTHERWISE.

23. WAIVER OF RIGHT TO TRIAL BY JURY. THE BORROWER AND THE GUARANTORS EACH HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION BASED UPON, RELATING TO OR ARISING UNDER THIS AMENDMENT, ANY OTHER LOAN DOCUMENT, OR ANY OTHER AGREEMENT, DOCUMENT, OR INSTRUMENT DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR ANY TRANSACTION RELATED HERETO OR THERETO OR THE SUBJECT MATTER HEREOF OR THEREOF, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE BORROWER AND THE GUARANTORS EACH HEREBY AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT OR OFFICIAL BODY AS WRITTEN EVIDENCE OF THE CONSENT OF THE BORROWER AND THE GUARANTORS TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY THE BORROWER AND THE GUARANTORS, AND EACH OF THEM ACKNOWLEDGES THAT NONE OF THE ADMINISTRATIVE AGENT, THE BANKS, NOR ANY PERSON ACTING ON BEHALF OF ANY OF THEM HAS OR HAVE MADE ANY REPRESENTATIONS OF FACT, LAW, OR OTHERWISE TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. THE BORROWER AND THE GUARANTORS EACH FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS AMENDMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED BY ITS OWN FREE WILL, AND THAT EACH OF THEM HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. THE BORROWER AND THE GUARANTORS EACH FURTHER ACKNOWLEDGE THAT IT HAS READ AND UNDERSTANDS THE MEANING OF THIS WAIVER PROVISION.

24. CONSENT TO JURISDICTION. THE BORROWER AND THE GUARANTORS EACH HEREBY IRREVOCABLY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF THE COURT OF COMMON PLEAS OF FRANKLIN COUNTY, STATE OF OHIO, OR ANY SUCCESSOR

TO SAID COURT, AND TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF OHIO, OR ANY SUCCESSOR TO SAID COURT, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND AGREES THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO SUCH PARTY AT THE ADDRESSES PROVIDED FOR IN SECTION 10.6 OF THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. THE BORROWER AND THE GUARANTORS EACH WAIVE ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE.

25. Expenses. In addition to and not by way of limitation of Sections 9.5 and
10.3 of the Credit Agreement and the relevant terms hereof, the Borrower and the Guarantors, jointly and severally, agree to reimburse the Administrative Agent and the Banks for all costs and expenses (including, without limitation, all fees and expenses of counsel, financial consultants, accountants, or other professionals with whom the Administrative Agent or any Bank may consult and all expenses and costs of litigation or preparation therefor) arising in connection with any bankruptcy case or similar proceeding involving any Loan Party or any proceeding or matter therein or related thereto and including without limitation any proof of claim, motion, adversary proceeding, plan of reorganization, or discussions, negotiations, settlement talks, or meetings relating thereto, or any appeal, hearing, dispute, claim, action, or the like in any such case or proceeding whether or not relating to this Amendment, the Credit Agreement, or any other Loan Document.

The determination regarding usage of counsel will be in the sole and absolute discretion of each of the Banks and the Administrative Agent, and the legal expenses of all such counsel shall be subject to the reimbursement provisions set forth herein and in the Credit Agreement. The Borrower and the Guarantors each directs and authorizes the Administrative Agent and Banks to debit automatically from any account of the Borrower or any Guarantor maintained at the Administrative Agent or any Bank the amount of all such costs and expenses.

26. Further Assurances. The Borrower and the Guarantors will from time to time, make, do, exercise, and acknowledge, as requested by the Administrative Agent from time to time, such further agreements, certificates, documents, instruments, acts, deeds, conveyances, mortgages, security agreements, financing statements, continuation statements, and other assurances as may be required or requested for the purpose of effectuating the intent hereof and of the Loan Documents.

27. Consent, Agreement and Acknowledgment of Guarantor. The Guarantors each consents and agrees to each and every term and provision of this Amendment, as well as to all actions and transactions contemplated under this Amendment and the execution and delivery of this Amendment, and agrees and acknowledges that payment of all of the obligations of any of the Borrower or any Guarantor and all other Obligations are guarantied by the Guarantors. Each of the Guarantors further consents and agrees that neither this Amendment nor any actions or transactions contemplated hereunder shall provide any Guarantor with any defense to any obligation of the Guarantor under the Guaranty Agreement.

28. Reservation of Rights as to Other Obligations. Each of the Borrower and the Guarantors acknowledges and agrees that each may have other loans from or obligations to the Administrative Agent or any of the Banks, or any of their Affiliates, other than the Obligations which are the subject of this Amendment (hereinafter, the "OTHER OBLIGATIONS"), which Other Obligations are in no way affected by this Amendment and remain fully enforceable in accordance with their own terms and provisions. Each of the Borrower and the Guarantors hereby agrees that each of the Administrative Agent and each of the

Banks, by entering into this Amendment, in no way waives, discharges, releases, or compromises any claims, causes of action, or rights as to such Other Obligations, and each of the Borrower and each of the Guarantors agrees and acknowledges that it continues to be liable for payment and performance of such Other Obligations notwithstanding the entry into this Amendment by the Administrative Agent and the Banks.

29. Miscellaneous. This Amendment is made for the sole benefit and protection of the Administrative Agent, the Banks, the Borrower, and the Guarantors and their respective successors and assigns. No other persons shall have any rights whatsoever hereunder. Notices to parties hereunder may be given to them at the addresses and in the manner provided in the Section 10.6 of the Credit Agreement. If any provision of this Amendment is held to be invalid or unenforceable, the remaining provisions shall remain in effect without impairment. All representations and warranties of the Borrower and the Guarantors contained herein or made in connection herewith or in connection with any other Loan Document shall survive the making of and shall not be waived by the execution and delivery of this Amendment, any investigation by the Administrative Agent, or any of the Banks or any other event or condition whatsoever. All obligations of the Borrower and the Guarantors to make payments to the Administrative Agent or the Banks shall survive the termination of all obligations of the Borrower and the Guarantors hereunder and under the Loan Documents, and shall not be affected by reason of an invalidity, illegality, or irregularity of this Amendment or any Loan Document. The covenants and agreements contained in or given pursuant to this Amendment or under any other Loan Document shall continue in force until the payment in full and the discharge of all Obligations of the Borrower and the Guarantors. Unless the context of this Amendment otherwise clearly requires, references to the plural include the singular, the singular the plural, and the part the whole and "or" has the inclusive meaning represented by the phrase "and/or". The words "hereof", "herein", "hereunder", and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect. Section and subsection references are to this Amendment unless otherwise specified.

                            [SIGNATURE PAGES FOLLOW]

                  [SIGNATURE PAGE 1 OF 19 TO SECOND AMENDMENT]



                  IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Amendment to be executed and delivered as of the day and year first above written.

                             BORROWER:

                             BIG LOTS STORES, INC. (formerly CONSOLIDATED STORES CORPORATION, an Ohio corporation)



                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Name:   Jeffrey G. Naylor
                             Title:  Senior V.P., CFO

                  [SIGNATURE PAGE 2 OF 19 TO SECOND AMENDMENT]



                             GUARANTORS:

                             BIG LOTS, INC., an Ohio corporation (formerly CONSOLIDATED STORES CORPORATION, a Delaware corporation)


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title:  Senior V.P., CFO


                             MAC FRUGAL'S BARGAINS o CLOSE-OUTS, INC., a
                             Delaware corporation


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title:  Senior V.P., CFO


                             TRO, INC., an Illinois corporation


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title:  Senior V.P., CFO


                             CAPITAL RETAIL SYSTEMS, INC., an Ohio corporation


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title:  Senior V.P., CFO


                             PNS STORES, INC.,  a California corporation


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title:  Senior V.P., CFO

                  [SIGNATURE PAGE 3 OF 19 TO SECOND AMENDMENT]



                             WEST COAST LIQUIDATORS, INC., a California corporation


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title:  Senior V.P., CFO


                             C.S. ROSS COMPANY, an Ohio corporation


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title:  Senior V.P., CFO


                             CSC DISTRIBUTION, INC., an Alabama corporation


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title:  Senior V.P., CFO


                             CLOSEOUT DISTRIBUTION, INC., a Pennsylvania corporation


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title:  Senior V.P., CFO


                             INDUSTRIAL PRODUCTS OF NEW ENGLAND, INC., a
                             Maine corporation


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title:  Senior V.P., CFO

                  [SIGNATURE PAGE 4 OF 19 TO SECOND AMENDMENT]



                             TOOL AND SUPPLY COMPANY OF NEW ENGLAND, INC., a Delaware corporation


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title:  Senior V.P., CFO


                             MIDWESTERN HOME PRODUCTS, INC., a Delaware corporation


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title:  Senior V.P., CFO


                             MIDWESTERN HOME PRODUCTS COMPANY, LTD., an
                             Ohio corporation


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title:  Senior V.P., CFO


                             CONSOLIDATED PROPERTY HOLDINGS, INC., a
                             Nevada corporation


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title:  Senior V.P., CFO


                             GREAT BASIN LLC, a Delaware limited liability company


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title:  Senior V.P., CFO

                  [SIGNATURE PAGE 5 OF 19 TO SECOND AMENDMENT]



                             SONORAN LLC, a Delaware limited liability company


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title:  Senior V.P., CFO


                             SAHARA LLC, a Delaware limited liability company


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title:  Senior V.P., CFO


                             DURANT DC, LLC (formerly DDC, LLC), a Delaware limited liability company


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title:  Senior V.P., CFO

                  [SIGNATURE PAGE 6 OF 19 TO SECOND AMENDMENT]



                             ADMINISTRATIVE AGENT:

                             NATIONAL CITY BANK, individually and as
                             Administrative Agent, Lead Arranger and
                             Managing Agent


                             By: /s/ Ralph Kaparos
                                 -----------------------------------------------
                             Name:   Ralph Kaparos
                             Title:  Senior Vice President

                  [SIGNATURE PAGE 7 OF 19 TO SECOND AMENDMENT]



                             SYNDICATION AGENT:

                             FLEET NATIONAL BANK, individually and as Syndication Agent and a Managing Agent


                             By: /s/ Linda E.C. Alto
                                 -----------------------------------------------
                             Name:   Linda E.C. Alto
                             Title:  Director

                  [SIGNATURE PAGE 8 OF 19 TO SECOND AMENDMENT]



                             OTHER AGENTS:

                             FIRST UNION NATIONAL BANK, individually and as Documentation Agent and a Managing Agent


                             By: /s/ Mark S. Supple
                                 -----------------------------------------------
                             Name:   Mark S. Supple
                             Title:  Vice President

                  [SIGNATURE PAGE 9 OF 19 TO SECOND AMENDMENT]



                             PNC BANK, NATIONAL ASSOCIATION,
                             individually and as a Documentation Agent and a Managing Agent


                             By: /s/ Bruce A. Kintner
                                 -----------------------------------------------
                             Name:   Bruce A. Kintner
                             Title:  Vice President

                  [SIGNATURE PAGE 10 OF 19 TO SECOND AMENDMENT]



                             BANK OF AMERICA, N.A., individually and as a Managing Agent


                             By: /s/ Amy Krovocheck
                                 -----------------------------------------------
                             Name:   Amy Krovocheck
                             Title:  Vice President

                  [SIGNATURE PAGE 11 OF 19 TO SECOND AMENDMENT]



                             THE BANK OF NEW YORK, individually and as a
                             Managing Agent


                             By: /s/ William M. Barnum
                                 -----------------------------------------------
                             Name:   William M. Barnum
                             Title:  Vice President

                  [SIGNATURE PAGE 12 OF 19 TO SECOND AMENDMENT]



                             U.S. BANK NATIONAL ASSOCIATION (formerly FIRSTAR BANK, N.A.), individually and as a Managing Agent


                             By: /s/ Thomas L. Bayer
                                 -----------------------------------------------
                             Name:   Thomas L. Bayer
                             Title:  Vice President



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                             OTHER BANKS:

                             GUARANTY BANK


                             By: /s/ Scott Brewer
                                 -----------------------------------------------
                             Name:   Scott Brewer
                             Title:  Vice President



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                             HIBERNIA NATIONAL BANK


                             By: /s/ Andrew B. Booth
                                 -----------------------------------------------
                             Name:   Andrew B. Booth
                             Title:  Vice President



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                             LASALLE BANK NATIONAL ASSOCIATION


                             By: /s/ David M. Bacon
                                 -----------------------------------------------
                             Name:   David M. Bacon
                             Title:  Loan Officer



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                             THE FIFTH THIRD BANK, CENTRAL OHIO


                             By: /s/ Kim Dennis
                                 -----------------------------------------------
                             Name:   Kim Dennis
                             Title:  Assistant Vice President Commercial Lending



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                             WELLS FARGO BANK, NATIONAL ASSOCIATION


                             By: /s/ Steven M. Buehlel
                                 -----------------------------------------------
                             Name:   Steven M. Buehlel
                             Title:  Vice President


                             By: /s/ Melissa Nachman
                                 -----------------------------------------------
                             Name:   Melissa Nachman
                             Title:  Vice President



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                             THE HUNTINGTON NATIONAL BANK


                             By: /s/ Mark A. Koscielski
                                 -----------------------------------------------
                             Name:   Mark A. Koscielski
                             Title:  Vice President




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                  [SIGNATURE PAGE 19 OF 19 TO SECOND AMENDMENT]



                             SOUTHTRUST BANK


                             By: /s/ Jon R. Hauseman
                                 -----------------------------------------------
                             Name:   Jon R. Hauseman
                             Title:  Group Vice President